[EATON VANCE LOGO APPEARS HERE]


                                             [PHOTO OF WORLD GLOBE APPEARS HERE]


Annual Report December 31, 1997


[PHOTO OF ASIAN STATUE APPEARS HERE]

                                      EV

                                   MARATHON

                                   EMERGING

                                    MARKETS

                                     FUND



                                  Eaton Vance
                     Global Management-Global Distribution


[PHOTO OF ASIAN MARKETPLACE APPEARS HERE]

                                                                        Marathon

EV Marathon Emerging Markets Fund as of December 31, 1997

LETTER TO SHAREHOLDERS

[PHOTO OF JAMES B. HAWKES APPEARS HERE]

EV Marathon Emerging Markets Fund had a total return of -3.5% for the year ended December 31, 1997./1/ That return was the result of a decline in net asset value per share from $12.72 on December 31, 1996 to $11.91 on December 31, 1997, and the reinvestment of $0.362 in capital gain distributions. In a very difficult market environment, the Fund managed to widely outperform its emerging markets benchmark. The Fund significantly outperformed the Morgan Stanley Capital International Emerging Markets Index - a widely recognized, unmanaged index of emerging equity markets throughout the world - which had a return of -13.4%./2/

Despite volatility and currency concerns, investors continued to invest in emerging markets...

In 1997, emerging markets in Asia were highlighted by currency-related volatility. That volatility took a heavy toll on several markets, especially in Thailand (-75.8%), Malaysia (-70%), South Korea (-68.7%), and Indonesia (-63.5%). However, U.S. investors continued to display confidence in the long-term future of emerging markets. According to the Bank of New York, the issuance of American Depository Receipts rose 53% in 1997, that growth driven mainly by the efforts of emerging countries to privatize industry. For the first time, countries like Bahrain, Slovenia, and Kazakhstan found interest among U.S. investors. Clearly, while some emerging markets were struggling, investors were looking for buying opportunities in others.

Some emerging markets topped the high-flying U.S. market in 1997...
The U.S.-based Dow Jones Industrial Average (+24.9%) registered its third consecutive year of 20%-plus returns, an unprecedented run for U.S. equities. But some emerging markets fared even better in 1997, including Mexico (+54.2%), Portugal (+51.0%), Venezuela (+30.5%) and Brazil (+28.9%). This demonstrates the impressive diversity of the emerging markets. Despite the market woes in Asia, these other nations continued to reap the rewards of reform and economic development. We believe that development will continue and patient investors will share in global growth. In the pages that follow, portfolio manager Kiersten Christensen provides a review of recent events in the emerging markets and looks ahead to the coming year.


                                              Sincerely,


                                              /s/ James B. Hawkes

                                              James B. Hawkes
                                              President
                                              February 9, 1998


--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Fund Information
as of December 31, 1997

Performance/3/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One year                                                                  -3.5%
Life of Fund (11/30/94)                                                    7.4


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One year                                                                  -8.2%
Life of Fund (11/30/94)                                                    6.5


Ten Largest Holdings/4/
--------------------------------------------------------------------------------
JSC Surgutneftegaz ADR                                                     3.3%
Carulla SA ADR                                                             3.2
Compania Brasiliera de Distribuicao                                        3.1
Grupo Televisa GDR                                                         3.1
Lever Brothers Pakistan Ltd.                                               3.1
Pan American Beverages, Inc. ADR                                           3.0
Tubos de Acero de Mexico                                                   2.9
YPF Sociedad Anonima ADR                                                   2.8
Pliva GDR                                                                  2.6
Mol Magyar Olay-es Gazi GDR                                                2.6


/1/ This return does not reflect the Fund's contingent deferred sales charge
    (CDSC).

/2/ It is not possible to invest directly in the Index.

/3/ Average annual total returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC average annual returns reflect applicable CDSC based on the following schedule: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

/4/ Ten largest holdings account for 29.7% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Marathon Emerging Markets Fund as of December 31, 1997

MANAGEMENT DISCUSSION

[PHOTO OF KIERSTEN CHRISTENSEN APPEARS HERE]

Kiersten Christensen,
Portfolio Manager

An interview with Kiersten Christensen, Lloyd George Management, investment adviser to the Emerging Markets Portfolio.

Q: Kiersten, the emerging markets had a most eventful year in 1997. How would you characterize the period?

A: The dominant theme for 1997 was volatility, resulting in the worst year in a decade for the emerging markets. Through the first nine months of the year, most emerging markets turned in a fairly robust performance. Growth rates remained strong as economic reform measures continued to generate business activity. Asia was boosted by the much-anticipated handover of Hong Kong to China; Eastern Europe was helped by new reform measures proposed by Russian President Yeltsin; and Latin America continued the economic turnaround it started tentatively in 1996. Through late summer, most emerging markets had achieved solid results.

In early fall, however, the climate changed and emerging markets were jolted by a deepening currency crisis in Southeast Asia. As the crisis spread from country to country, investors' confidence was shaken. Even stronger Asian markets such as Hong Kong and non-Asian markets such as Latin America felt the tremors. As the year ended, most emerging markets had lost much of the gains they had reaped earlier in the year.

Q: What brought about the currency crisis in the Asian markets?

A: The root of the problem lay in the current account deficits and high U.S.
   dollar debt levels of Asian corporations. It was exacerbated by a lack of political leadership, encouraging speculative attacks by currency traders particularly in Indonesia, Thailand, Malaysia, and Korea. While these countries tried to defend their currency by raising interest rates, the possibility of slowing their economies forced them to devalue. Weaker currencies resulted in much higher debt payments for companies with unhedged dollar debt. Rising interest expenses, in turn, resulted in a wave of lower earnings forecasts.

Q: Has the Asian situation stabilized since the beginning of the new year?

A: The Asian markets have become generally more stable, but these countries are likely to see much weaker growth in 1998. Some will lapse into recession. Thus, while the long-term scenario remains very positive, the coming year

--------------------------------------------------------------------------------

Five Largest Industry Positions/2/
--------------------------------------------------------------------------------

Oil and Gas                                                                11.0%
Telephone Utilities                                                         8.5%
Beverages                                                                   8.4%
Retail                                                                      7.0%
Conglomerates                                                               6.4%


Regional Distribution/2/
--------------------------------------------------------------------------------

Latin America                                                              41.8%
Eastern Europe                                                             16.3%
East Asia                                                                  15.0%
South Asia                                                                 11.5%
Middle East                                                                 9.7%
Other                                                                       5.7%


/1/ Five largest sectors account for 41.3% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Industry weightings and regional distribution are subject to change.

EV Marathon Emerging Markets Fund as of December 31, 1997

MANAGEMENT DISCUSSION CONT'D

[PHOTO OF MOSCOW BUILDING APPEARS HERE]
--------------------------------------------------------------------------------
While Asian markets struggled, Russia soared in 1997. Russia was the among world's best-performing markets in 1997. Spurred by continuing economic reforms, the Russian market surged to a 125.9% gain over the one-year period.

Source:
The Wall Street Journal
--------------------------------------------------------------------------------

   will be difficult. Malaysia, Korea and Thailand have been offered assistance from the International Monetary Fund, but it remains to be seen whether they will enact the reforms necessary to ensure the delivery of aid. We have therefore proceeded cautiously in these Asian countries, taking advantage of selective, undervalued situations.

Q: In light of the changing outlook, what other adjustments have you made to the Portfolio?

A: We've focused increasingly on countries where growth has been driven by a strong domestic economy, such as Mexico, Hungary, Turkey and Israel. We've also targeted countries where economic reforms have advanced, such as Russia. Finally, we've found attractive opportunities in countries that have major privatization campaigns under way, such as Brazil and Egypt.

   From the standpoint of regional allocation, we've sharply lowered our exposure to Asia, including the India region, to around 26% from 50% a year ago. In addition, we've increased our weighting in Latin America to around 40% from 25%. Finally, we have sharply increased our presence in Africa and the Middle East.

Q: What countries have you concentrated on in Latin America?

A: Mexico has continued the strong economic rebound it began in 1996. While the domestic, consumer-driven economy has provided most of the momentum, our Mexican investments are fairly broad-based. They include Tubos de Acero de Mexico, a large industrial metals producer; Panamco, a leading Coca-Cola bottler in Latin America; and Grupo Televisa, a media conglomerate and maker of telecomunications equipment.

   In Brazil, we remain neutral on the outlook for the broad market, but believe Brazil's utility companies should benefit as the country continues its administrative reforms. Saneamento Basico is Brazil's largest water utility and Telecomunicacoes Brasilieras is a large telecom provider. Compania Brasiliera de Distribuicao is a supermarket chain that should fare well, even in a recession.

Q: Could you give some examples of your Mediterranean investments?

A: Yes. The Middle East is another region characterized by shifting political tides. Naturally, that adds to the potential volatility of the markets in Israel, Lebanon, and Egypt. However, we have looked for companies that should remain fairly well insulated from political change while registering strong earnings growth. A good example is Blue Square Stores, an Israel-based chain of specialty retail stores that has expanded to 150 locations. In a similar field, Super-Sol Ltd. is a well-managed chain of supermarkets in Israel. Another Middle East holding is Lebanese

EV Marathon Emerging Markets Fund as of December 31, 1997

MANAGEMENT DISCUSSION CONT'D


   developer and builder Solidere, which is in the process of rebuilding Beirut's central business district.

Q: Russia was among the world's best-performing markets in 1997. Where have you invested there?

A: Although Russia remains a volatile market, President Yeltsin has made significant progress in the past year toward his economic reforms. In reshuffling his cabinet to include additional reformist ministers, he has vastly increased the confidence of foreign investors.

   The Portfolio's largest Russian holding is an energy company, JSC Surgutneftigaz. As the largest oil producer in the country, the company is well-positioned to benefit from increasing energy demand in the coming years. The Russian energy sector has seen some consolidation in the past year, which should enable the companies to operate more efficiently. Another Russian investment is Mosenergo, a large gas power utility that serves Moscow and vicinity. The company has introduced cost reductions in recent years and is gradually reinventing itself as a modern utility.

Q: You maintained some investments in the Greater India region. What have you found attractive there?

A: The India region was less acutely affected by the Asian currency crisis.
   Moreover, despite a fluid political scene, India has adopted a more accommodative monetary policy in recent months. One of the Portfolio's investments, the State Bank of India, is India's largest commercial bank and, as the principal banker to the Government, has branch offices in 31 foreign countries. State Bank is poised to benefit from India's expansion as the reform process unfolds. Elsewhere in the India region, Lever Brothers Pakistan is Pakistan's largest personal products company. Lever enjoys a dominant market share in soaps, detergents and toiletries and is a beneficiary of rising consumer demand for personal care products.

Q: Then, you haven't abandoned the Asian markets altogether?

A: Not altogether, although I believe that selectivity will be very important over the near-term. Over the longer-term, the prospects for the region remain excellent. Asia is likely to suffer in 1998 from an overcapacity in some manufacturing sectors, which will result in a very competitive climate among Asian exporters.

   Hong Kong is far and away the strongest economy in the region and will continue to be the prime beneficiary of China's expansion in coming years. The Hong Kong Monetary Authority is blessed with massive foreign reserves and was thus able to maintain its currency peg. In addition, Hong Kong tends to benefit from a flight to quality within the region. We maintained investments in large Hong Kong blue chip conglomerates, including Cheung Kong Holdings, a developer of property and infrastructure projects, and Hutchison Whampoa, which has a wide array of interests, including property development and telecommunications.

Q: Looking ahead, Kiersten, what is your outlook for the coming year?

A: As I indicated earlier, we are bound to see some short-term economic weakness in Asia. However, we have been able to take advantage of the market pullback to find some value in those markets and, while we remain underweighted there, we will monitor the region for opportunities as they arise. Moreover, our

EV Marathon Emerging Markets Fund as of December 31, 1997

MANAGEMENT DISCUSSION CONT'D


   long-term view of Asia remains very positive. Clearly, at these levels, the Asian markets and currencies appear to be oversold.

   It is important to note that the emerging markets tend to move in different cycles. For example, Latin America, the Mediterranean, and Eastern Europe are responding to different economic stimuli and are therefore less affected by the Asian woes. As a result, we are continuing to find good opportunities in those markets.

   Above all, shareholders should remember that we invest ultimately in companies, not simply countries. In that respect, our ample resources and world-wide research have served us well, as our record indicates. While the emerging markets are likely to remain volatile, they will continue to produce worthwhile opportunities for long-term investors. I believe that the Fund is well-positioned to participate in those opportunities.

Comparison of Change in Value of a $10,000 Investment in EV Marathon Emerging Markets Fund vs. the Morgan Stanley Capital International Emerging Markets Index

From November 30, 1994, through December 31, 1997

                           [LINE GRAPH APPEARS HERE]

                            EV Marathon
                             Emerging                        Morgan Stanley
                Date       Markets Fund       Fund w/CDSC**      Index
                ----       ------------       -------------     -------

              11/30/94       $10,000                -           $10,000
              12/31/94        $9,960                -            $9,478
               1/31/95        $9,590                -            $8,440
               2/28/95        $9,660                -            $8,290
               3/31/95        $9,640                -            $8,406
               4/30/95        $9,820                -            $8,578
               5/31/95       $10,440                -            $8,880
               6/30/95       $10,450                -            $8,858
               7/31/95       $10,610                -            $8,993
               8/31/95       $10,480                -            $8,695
               9/30/95       $10,410                -            $8,791
              10/31/95       $10,100                -            $8,499
              11/30/95        $9,710                -            $8,286
              12/31/95       $10,050                -            $8,606
               1/31/96       $11,020                -            $8,998
               2/28/96       $11,420                -            $8,883
               3/31/96       $11,130                -            $9,009
               4/30/96       $11,890                -            $9,654
               5/31/96       $12,550                -            $9,466
               6/30/96       $12,580                -            $9,590
               7/31/96       $11,740                -            $8,939
               8/31/96       $12,110                -            $9,137
               9/30/96       $12,360                -            $9,215
              10/31/96       $12,270                -            $8,955
              11/30/96       $12,660                -            $9,116
              12/31/96       $12,914                -            $9,121
               1/31/97       $14,029                -            $9,715
               2/28/97       $14,699                -           $10,108
               3/31/97       $14,324                -            $9,860
               4/30/97       $14,405                -            $9,930
               5/31/97       $14,912                -           $10,175
               6/30/97       $15,794                -           $10,763
               7/31/97       $16,007                -           $10,959
               8/31/97       $14,253                -            $9,693
               9/30/97       $14,892                -            $9,767
              10/31/97       $12,924                -            $8,082
              11/30/97       $12,498                -            $7,772
              12/31/97       $12,535          $12,235            $7,895


Performance+
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One year                                                                -3.5%
Life of Fund                                                             7.4


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One year                                                                -8.2%
Life of Fund                                                             6.5




* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less their original cost. Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 11/30/94. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. It is not possible to invest directly in an index.

    The performance chart above compares the Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Morgan Stanley Capital International Emerging Markets Index, a widely recognized, unmanaged index of emerging markets throughout the world. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

** This figure reflects the Fund's maximum applicable contingent deferred sales charge (CDSC) deducted at redemption as follows: 5% - 1st and 2nd years;
    4% -3rd year; 3% - 4th year; 2% - 5th year; and 1% - 6th year.

+ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect sales charge as noted.

EV Marathon Emerging Markets Fund as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 1997
Assets
--------------------------------------------------------------------------------
Investment in Emerging Markets Portfolio (Portfolio),
   at value (Note 1A) (identified cost, $ 8,987,422)                $ 9,393,979
Receivable for Fund shares sold                                          63,929
Deferred organization expenses (Note 1E)                                 28,124
--------------------------------------------------------------------------------
Total assets                                                        $ 9,486,032
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                    $   394,666
Payable to affiliate for Trustees' fees (Note 4)                             40
Accrued expenses                                                         17,117
--------------------------------------------------------------------------------
Total liabilities                                                   $   411,823
--------------------------------------------------------------------------------
Net Assets for 761,842 shares of beneficial interest outstanding    $ 9,074,209
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                     $ 9,185,674
Accumulated net realized loss on investments from
   Portfolio (computed on the basis of identified cost)                (505,910)
Accumulated net investment loss                                         (12,112)
Net unrealized appreciation of investments from
   Portfolio (computed on the basis of identified cost)                 406,557
--------------------------------------------------------------------------------
Total                                                               $ 9,074,209
--------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption
Price Per Share (Note 6)
--------------------------------------------------------------------------------
($9,074,209 / 761,842 shares of beneficial interest outstanding)    $     11.91
--------------------------------------------------------------------------------


Statement of Operations

For the Year Ended
December 31, 1997
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Dividend income allocated from Portfolio
   (net of foreign taxes $4,206)                                    $   138,697
Interest income allocated from Portfolio                                    635
Expenses allocated form Portfolio                                      (132,901)
--------------------------------------------------------------------------------
Net investment income from Portfolio                                $     6,431
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Management fee (Note 4)                                             $    24,909
Compensation of Trustees not members of the
   Manager's organization (Note 4)                                          163
Distribution and service fees (Note 5)                                   91,955
Printing and postage                                                     16,433
Registration fees                                                        14,904
Amortization of organization expenses (Note 1E)                          14,710
Transfer and dividend disbursing agent fees                              14,130
Legal and accounting services                                            13,900
Custodian fee                                                             4,551
Miscellaneous                                                             1,735
--------------------------------------------------------------------------------
Total expenses                                                       $  197,390
--------------------------------------------------------------------------------

Net investment loss                                                  $ (190,959)
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions(identified cost basis)                    $ (116,969)
   Foreign currency and forward foreign currency exchange
       contract transactions                                            (51,854)
--------------------------------------------------------------------------------
Net realized loss on investments                                     $ (168,823)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)--
   Investments                                                       $ (540,219)
   Foreign currency and forward foreign currency exchange contracts     (31,496)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   of investments                                                    $ (571,715)
--------------------------------------------------------------------------------

Net realized and unrealized loss on investments                      $ (740,538)
--------------------------------------------------------------------------------

Net decrease in net assets from operations                           $ (931,497)
--------------------------------------------------------------------------------


                       See notes to financial statements

EV Marathon Emerging Markets Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                     Year Ended             Year Ended
in Net Assets                           December 31, 1997      December 31, 1996
--------------------------------------------------------------------------------
From operations --
   Net investment loss                           $  (190,959)       $   (75,814)
   Net realized gain (loss) on investments          (168,823)           101,310
   Net change in unrealized
      appreciation
      (depreciation)
      of investments                                (571,715)           858,544
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                               $  (931,497)       $   884,040
--------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
   From net realized gain on investments         $        --        $   (90,006)
   In excess of net realized gain
      on investments                                (279,016)                --
--------------------------------------------------------------------------------
Total distributions to shareholders              $  (279,016)       $   (90,006)
--------------------------------------------------------------------------------
Transactions in shares of beneficial
   interest (Note 3) --
   Proceeds from sale of shares                  $ 6,853,550        $ 6,036,226
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared                         248,582             86,318
   Cost of shares redeemed                        (3,542,043)        (1,992,734)
--------------------------------------------------------------------------------
Net increase in net assets from
    Fund share transactions                      $ 3,560,089        $ 4,129,810
--------------------------------------------------------------------------------

Net increase in net assets                       $ 2,349,576        $ 4,923,844
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                             $ 6,724,633        $ 1,800,789
--------------------------------------------------------------------------------
At end of year                                   $ 9,074,209        $ 6,724,633
--------------------------------------------------------------------------------


Accumulated
net investment loss
included in net assets
--------------------------------------------------------------------------------
At end of year                                   $   (12,112)       $    (1,833)
--------------------------------------------------------------------------------


                       See notes to financial statements

EV Marathon Emerging Markets Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                Year Ended December 31,
                                                                 ---------------------------------------------------
                                                                   1997           1996          1995       1994*
--------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                           $12.720       $10.050      $  9.960     $ 10.000
--------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------
Net investment loss                                              $(0.012)      $(0.143)     $ (0.268)    $ (0.003)
Net realized and unrealized gain (loss) on investments            (0.436)        2.988         0.358       (0.037)
--------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                              $(0.448)      $ 2.845      $  0.090     $ (0.040)
--------------------------------------------------------------------------------------------------------------------


Less distributions
--------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                            $    --       $(0.175)     $     --     $     --
In excess of net realized gain on investments                     (0.362)           --            --           --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                              $(0.362)      $(0.175)     $     --     $     --
--------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                                 $11.910       $12.720      $ 10.050     $  9.960
--------------------------------------------------------------------------------------------------------------------

Total Return /(1)/                                                 (3.48)%       28.49%         0.90%       (0.40)%
--------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data++
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                        $ 9,074       $ 6,725      $  1,801     $    229
Ratio of net expenses to average daily net assets /(2)//(3)/        3.50%         3.41%         6.19%        0.75%+
Ratio of net expenses to average daily net assets after             3.32%         3.19%         6.19%          --
   custodian fee reduction /(2)/
Ratio of net investment loss to average daily net assets           (1.92)%       (1.76)%       (4.64)%      (0.75)%+
--------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses /(2)//(3)/                                              3.79%         4.52%        11.35%        9.14%+
   Expenses after custodian fee reduction /(2)/                     3.61%         4.30%        11.35%          --
   Net investment loss                                             (2.21)%       (2.87)%       (9.80)%      (9.14)%+
Net investment loss per share                                    $(0.014)      $(0.233)     $ (0.566)    $ (0.037)
--------------------------------------------------------------------------------------------------------------------

+     Annualized.

* For the period from the start of business, November 30, 1994, to December 31, 1994.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-date. Total return is not computed on an annualized basis.

/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/ The expense ratios for the years ended December 31, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended December 31, 1994 have not been adjusted to reflect this change.



                       See notes to financial statements

EV Marathon Emerging Markets Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   EV Marathon Emerging Markets Fund (the Fund) is a mutual fund seeking long-term capital appreciation through investment in a portfolio of equity securities of companies in countries with emerging markets. The Fund is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in Emerging Markets Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (50.6% at December 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   On June 23, 1997, the Board of Trustees of the Trust adopted a multiple class plan for the Fund which permits the Fund to issue more than one class of shares. Initially, the Fund will offer two classes of shares and, effective January 1, 1998 the existing shares of the Fund will be designated Class B shares. On June 23, 1997, the Board of Trustees also approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the Fund will acquire substantially all of the assets and liabilities of EV Traditional Emerging Markets Fund. The transaction will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. As a result of the reorganization, shareholders of the Traditional Fund will receive Class A shares of the Fund. The reorganization will occur after the close of business, December 31, 1997.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

   C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

   D Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1997, net capital losses of $521,429 and net currency losses of $12,112, attributable to security transactions incurred after October 31, 1997, are treated as arising on the first day of the Fund's next taxable year.

   E Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

   F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2  Distributions to Shareholders
   -----------------------------------------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct expenses and to distribute at least annually all or substantially all of the net realized gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all

EV Marathon Emerging Markets Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D

   distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gain on investments. Permanent differences between book and tax accounting are reclassified to paid-in capital. During the year ended December 31, 1997, $180,679 was reclassified from accumulated net investment loss to paid-in capital due to permanent differences between book and tax accounting for operating losses. Additionally, $53,272 was reclassified from accumulated net realized loss from Portfolio to paid-in capital due to permanent differences between book and tax accounting for capital losses. Net investment loss, net realized loss on investment transactions and net assets were unaffected by these reclassifications.

3  Shares of Beneficial Interest
   -----------------------------------------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                         Year Ended December 31,
                                        -------------------------
                                           1997         1996
  ---------------------------------------------------------------
  Sales                                  478,265       507,267

  Issued to shareholders
    electing to receive
    payment of distributions
    in Fund shares                        21,003         7,110

  Redemptions                           (266,016)     (164,922)
  ---------------------------------------------------------------
  Net increase                           233,252       349,455
  ---------------------------------------------------------------


4  Management Fee and Other Transactions with Affiliates
   -----------------------------------------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended December 31, 1997, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $24,909. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations. In addition, investment adviser and administrative fees are paid by the Portfolio to Lloyd George Management (Bermuda), and to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statement, which are included elsewhere in this report.

5  Distribution Plan
   -----------------------------------------------------------------------------
   The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% (0.75% annualized) of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of the contingent deferred sales charge (see Note 6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid or accrued $74,541 to EVD for the year ended December 31, 1997, representing 0.75% of average daily net assets. At December 31, 1997, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $315,000.

EV Marathon Emerging Markets Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D

   In addition, the Plan authorized the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Fund paid or accrued service fees to EVD for the year ended December 31, 1997 in the amount of $17,414. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Certain officers and Trustees of the Fund are officers or directors of EVD.

6  Contingent Deferred Sales Charge
   -----------------------------------------------------------------------------
   A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point each year thereafter. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received $26,000 of CDSC paid by shareholders for the year ended December 31, 1997.

7  Investment Transactions
   -----------------------------------------------------------------------------
   Increases and decreases in each Fund's investment in the Portfolio aggregated $6,686,833 and $3,231,072, respectively.

8  Subsequent Event
   -----------------------------------------------------------------------------
   Effective January 1, 1998, the Fund changed its name to Eaton Vance Emerging Markets Fund and shares of the Fund are designated Class B shares. An additional class of shares is also offered.

EV Marathon Emerging Markets Fund as of December 31, 1997

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders
of Eaton Vance Special Investment Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of EV Marathon Emerging Markets Fund (the Fund) (one of the series constituting Eaton Vance Special Investment Trust) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended and for the period from the start of business, November 30, 1994, to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the EV Marathon Emerging Markets Fund series of Eaton Vance Special Investment Trust at December 31, 1997, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


                         DELOITTE & TOUCHE LLP
                         Boston, Massachusetts
                         February 6, 1998

Emerging Markets Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS

(Expressed in United States Dollars)


Common Stocks -- 81.5%

Security                                                Shares      Value
--------------------------------------------------------------------------------

Banks - Regional -- 2.6%
--------------------------------------------------------------------------------
Bangkok Bank Co. Ltd. (Foreign)                         50,000      $   128,342
The largest commercial bank in Thailand
Bangkok Bank Co. Ltd. (Public)                          50,000           91,979
The largest commercial bank in Thailand
Latvijas Unibanka GDR                                   50,000          262,500
Latvia's leading bank and the most actively traded
stock on the Riga stock exchange
--------------------------------------------------------------------------------
                                                                    $   482,821
--------------------------------------------------------------------------------

Banks and Money Services -- 2.0%
--------------------------------------------------------------------------------
Far East Bank & Trust Co. Ltd. (Rights)*                 3,125      $         0
Fifth largest bank in the Philippines
State Bank of India GDR                                 20,000          364,000
India's largest commercial bank
--------------------------------------------------------------------------------
                                                                    $   364,000
--------------------------------------------------------------------------------

Beverages -- 8.4%
--------------------------------------------------------------------------------
Pan American Beverages, Inc. ADR                        17,000      $   554,625
Coca Cola franchiser
Pyramids Brewers*                                        6,000          342,101
The largest brewer in Egypt
Suncrush Ltd.                                          107,000          258,587
Manufactures and distributes soft drinks
in terms of franchise agreements with
the Coca-Cola Company of Southern Africa
Vina Concha y Toro ADR                                  16,000          404,000
Wine producer/exporter
--------------------------------------------------------------------------------
                                                                    $ 1,559,313
--------------------------------------------------------------------------------

Broadcasting and Cable -- 2.3%
--------------------------------------------------------------------------------
Grupo Radio ADR                                         30,000      $   427,500
Mexican radio broadcasting company
--------------------------------------------------------------------------------
                                                                    $   427,500
--------------------------------------------------------------------------------

Communications Equipment -- 3.1%
--------------------------------------------------------------------------------
Grupo Televisa GDR                                      15,000      $   580,313
Largest media company in the Spanish-speaking world
--------------------------------------------------------------------------------
                                                                    $   580,313
--------------------------------------------------------------------------------

Conglomerates -- 6.4%
--------------------------------------------------------------------------------
Cheung Kong Holdings, Ltd.                              30,000      $   196,477
Property/infrastructure
Hutchison Whampoa                                       50,000          313,589
Hong Kong computer and
telecommunications conglomerate
John Keells Holdings GDR                                 1,633           17,147
A diversified conglomerate operating in tourism,
food & beverages, property development sectors
Quinenco SA ADR*                                         5,400           62,100
A large diversified company engaged in
industrial and financial services
Sabanci Holdings                                        55,000          338,686
The second largest congolmerate in Turkey
Swire Pacific, Ltd. Class B                            250,000          253,258
Interests in aviation, property development,
property investment, trading, hotels and shipping
--------------------------------------------------------------------------------
                                                                    $ 1,181,257
--------------------------------------------------------------------------------

Construction -- 1.5%
--------------------------------------------------------------------------------
Solidere GDR                                            21,000      $   275,625
Lebanese property developer
--------------------------------------------------------------------------------
                                                                    $   275,625
--------------------------------------------------------------------------------

Consumer Products -- 3.1%
--------------------------------------------------------------------------------
Lever Brothers Pakistan Ltd.                            18,300      $   567,639
The largest and oldest consumer non-durables
company in Pakistan
--------------------------------------------------------------------------------
                                                                    $   567,639
--------------------------------------------------------------------------------

Drugs -- 4.4%
--------------------------------------------------------------------------------
Pliva GDR                                               27,750      $   489,788
The largest pharmaceutical producer
in Eastern Europe
Teva Pharmaceutical ADR                                  7,000          331,188
Israel's largest pharmaceutical company and the
second largest independent generic company in
the U.S.
--------------------------------------------------------------------------------
                                                                    $   820,976
--------------------------------------------------------------------------------

Electric Utilities -- 3.5%
--------------------------------------------------------------------------------
BSES, Ltd. ADR*                                         22,000      $   382,360
Generator and distributor of electricity to the
Bombay region
Manila Electric Class B                                 83,000          274,617
The largest electricity distributor in the country
supplying power to metro Manila and the
Calabarzon area
--------------------------------------------------------------------------------
                                                                    $   656,977
--------------------------------------------------------------------------------


                       See notes to financial statements

Emerging Markets Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

(Expressed in United States Dollars)


Security                                               Shares       Value
--------------------------------------------------------------------------------

Foods -- 4.5%
--------------------------------------------------------------------------------
Carulla SA ADR                                         165,000      $   598,124
Columbian grocery and supermarket chain
Grupo Minsa SA ADR                                      10,000           73,115
Mexican corn flour and tortilla producer
International Foods Hostess*                             7,300          163,593
Manufacturer and producer of sweet snack
cake products
--------------------------------------------------------------------------------
                                                                    $   834,832
--------------------------------------------------------------------------------

Investment Services -- 1.3%
--------------------------------------------------------------------------------
HSBC Holdings PLC                                        9,600      $   236,624
International bank and financial services company
--------------------------------------------------------------------------------
                                                                    $   236,624
--------------------------------------------------------------------------------

Lodging and Gaming -- 0.7%
--------------------------------------------------------------------------------
Asian Hotel Corp.*                                   1,100,000      $   133,603
Hotel company
--------------------------------------------------------------------------------
                                                                    $   133,603
--------------------------------------------------------------------------------

Manufacturing -- 2.0%
--------------------------------------------------------------------------------
First Tractor Co. (Hampshire)                          400,000      $   241,321
China's second largest tractor producer
Tata Engineering and Locomotion GDR                     14,720          122,544
India's largest auto producer and distributor
--------------------------------------------------------------------------------
                                                                    $   363,865
--------------------------------------------------------------------------------

Metals - Industrial -- 2.9%
--------------------------------------------------------------------------------
Tubos de Acero de Mexico*                               25,000      $   540,625
Manufacturer of stainless steel pipes used
mainly for the oil and gas industries
--------------------------------------------------------------------------------
                                                                    $   540,625
--------------------------------------------------------------------------------

Natural Gas Utilities -- 1.4%
--------------------------------------------------------------------------------
Mosenergo 144A ADR                                       7,000      $   259,000
Gas power utilities
--------------------------------------------------------------------------------
                                                                    $   259,000
--------------------------------------------------------------------------------

Oil and Gas - Equipment and Services -- 6.1%
--------------------------------------------------------------------------------
JSC Surgutneftegaz ADR                                  60,000      $   607,499
Russia's largest oil producer
YPF Sociedad Anonima ADR                                15,200      $   519,650
Exploration, development and production of oil and
natural gas
--------------------------------------------------------------------------------
                                                                    $ 1,127,149
--------------------------------------------------------------------------------

Oil and Gas - Exploration
and Production -- 0.9%
--------------------------------------------------------------------------------
PTT Exploration and Production                          13,500      $   159,979
The exploration and production arm of the
Petroleum Authority of Thailand (PTT)
--------------------------------------------------------------------------------
                                                                    $   159,979
--------------------------------------------------------------------------------

Oil and Gas - Integrated -- 2.6%
--------------------------------------------------------------------------------
Mol Magyar Olayes Gazi GDR                              20,000      $   488,000
Interests in oil and gas exploration and
production, gas wholesale distribution, storage and
transmission, oil refining and marketing
--------------------------------------------------------------------------------
                                                                    $   488,000
--------------------------------------------------------------------------------

REITS -- 1.1%
--------------------------------------------------------------------------------
New World Development                                   60,000      $   207,511
Property developer
--------------------------------------------------------------------------------
                                                                    $   207,511
--------------------------------------------------------------------------------

Retail - Food and Drug -- 7.0%
--------------------------------------------------------------------------------
Blue Square Stores*                                     45,000      $   430,366
Supermarket and specialty store chain
Compania Brasileira de Distrib. GDR                     30,000          581,250
Supermarket chain
Supersol Ltd. ADR                                       20,000          281,250
One of Israel's two largest publicly traded
supermarket chains
--------------------------------------------------------------------------------
                                                                    $ 1,292,866
--------------------------------------------------------------------------------

Sanitation -- 2.4%
--------------------------------------------------------------------------------
Saneamento Basico (Sabesp)                           1,885,000      $   447,583
Brazil's largest water and sanitation utility
--------------------------------------------------------------------------------
                                                                    $   447,583
--------------------------------------------------------------------------------

Telephone Utilities -- 8.5%
--------------------------------------------------------------------------------
PT Indosat                                             150,000      $   278,435
Has largest market share of international
telecommunications business
Telecomunicacoes Brasileiras ADR                         2,750          320,203
Telecommunications holding company


                       See notes to financial statements

Emerging Markets Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

(Expressed in United States Dollars)


Security                                               Shares          Value
--------------------------------------------------------------------------------

Telephone Utilities (continued)
--------------------------------------------------------------------------------
Telefonica del Peru ADR                                 12,000      $   279,000
Peru's primary operator of the public telephone system
Telefonos de Mexico ADR                                  8,000          448,500
Largest telecom operator with interests in local
and long distance telecommunications
Videsh Sanchar Nigam Ltd., GDR                          17,500          245,438
India's monopoly International Telephone
service provider.
--------------------------------------------------------------------------------
                                                                    $ 1,571,576
--------------------------------------------------------------------------------

Transportation -- 0.6%
--------------------------------------------------------------------------------
Brisa Automotive Estradas*                               3,250      $   116,579
The second largest listed toll motorway in Europe
--------------------------------------------------------------------------------
                                                                    $   116,579
--------------------------------------------------------------------------------

Trucks and Parts -- 2.2%
--------------------------------------------------------------------------------
Uzel Mikina Sanayii AS*                                 24,733      $   418,095
The largest tractor producer in Turkey
--------------------------------------------------------------------------------
                                                                    $   418,095
--------------------------------------------------------------------------------

Total Common Stocks
   (identified cost $14,348,907)                                    $15,114,308
--------------------------------------------------------------------------------

Preferred Stocks -- 4.5%

Electric Utilities -- 1.9%
--------------------------------------------------------------------------------
Eletrobras                                           7,000,000      $   357,511
The only utility serving the entire country of
Brazil through its various subsidiaries which
are due to be privatized over the next five years
--------------------------------------------------------------------------------
                                                                    $   357,511
--------------------------------------------------------------------------------

Oil and Gas - Integrated -- 1.4%
--------------------------------------------------------------------------------
Petroleo Brasiliero SA                               1,100,000      $   257,247
Brazil's sole integrated oil company, a monopoly
in exploration, production, refining, transportion,
importing and exporting of oil and natural gas
--------------------------------------------------------------------------------
                                                                    $   257,247
--------------------------------------------------------------------------------

Telephone Utilities -- 1.2%
--------------------------------------------------------------------------------
Telec de Minas Gerias                                1,800,000      $   227,409
Third largest telecommunications system by
access lines in state of Minas Gerias (Brazil)
--------------------------------------------------------------------------------
                                                                    $   227,409
--------------------------------------------------------------------------------

Total Preferred Stocks
   (identified cost $894,542)                                       $   842,167
--------------------------------------------------------------------------------

Warrants -- 0.0%

Lodging and Gaming -- 0.0%
--------------------------------------------------------------------------------
Belle Corp. (Warrants)                                 240,000      $         0
Philippine gaming and property company with
hotel interests, golf resorts, casinos,
jai-lai, and lottery franchises
--------------------------------------------------------------------------------
                                                                    $         0
--------------------------------------------------------------------------------

Total Investments -- 86.0%
   (identified cost $15,243,449)                                    $15,956,475
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- 14.0%                             $ 2,597,130
--------------------------------------------------------------------------------


Net Assets -- 100%                                                  $18,553,605
--------------------------------------------------------------------------------

ADR -- American Depository Receipt
GDR -- Global Depository Receipt
* Non-income producing security.


                       See notes to financial statements

Emerging Markets Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS
(Expressed in United States Dollars)

Country Concentration of Portfolio

                                                Percentage
Country                                         of Net Assets       Value
-------------------------------------------------------------------------------
Argentina                                                2.8%       $  519,650
Brazil                                                  11.8%        2,191,203
Canada                                                   1.5%          281,250
Chile                                                    2.5%          466,100
Colombia                                                 3.2%          598,124
Croatia                                                  2.7%          489,788
Egypt                                                    2.7%          505,694
Hong Kong                                                7.8%        1,448,780
Hungary                                                  2.6%          488,000
India                                                    6.0%        1,114,342
Indonesia                                                1.5%          278,435
Israel                                                   4.1%          761,554
Latvia                                                   1.4%          262,500
Lebanon                                                  1.5%          275,625
Mexico                                                  14.1%        2,624,678
Netherlands                                              1.4%          259,000
Pakistan                                                 3.1%          567,639
Peru                                                     1.5%          279,000
Portugal                                                 0.6%          116,579
Russia                                                   3.3%          607,499
South Africa                                             1.4%          258,587
Sri Lanka                                                0.8%          150,750
Thailand                                                 2.1%          380,300
The Philippines                                          1.5%          274,617
Turkey                                                   4.1%          756,781


                       See notes to financial statements

Emerging Markets Portfolio as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 1997
(Expressed in United States Dollars)
Assets
--------------------------------------------------------------------------------
Investments, at value (Note 1A)
   (identified cost, $15,243,449)                                   $15,956,475
Cash                                                                  1,920,589
Foreign currency, at value
   (identified cost, $484,825)                                          429,110
Receivable for investments sold                                         237,714
Dividends receivable                                                     38,449
Tax reclaim receivable                                                       11
Deferred organization expenses (Note 1D)                                  7,298
--------------------------------------------------------------------------------
Total assets                                                        $18,589,646
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Accrued expenses                                                    $    36,041
--------------------------------------------------------------------------------
Total liabilities                                                   $    36,041
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio           $18,553,605
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals             $17,899,892
Net unrealized appreciation of investments (computed on
   the basis of identified cost)                                        653,713
--------------------------------------------------------------------------------
Total                                                               $18,553,605
--------------------------------------------------------------------------------


Statement of Operations

For the Year Ended
December 31, 1997
(Expressed in United States Dollars)
Investment Income (Note 1H)
--------------------------------------------------------------------------------
Dividends (net of foreign taxes, $8,524)                            $   272,694
Interest income                                                           1,196
--------------------------------------------------------------------------------
Total income                                                        $   273,890
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                     $   143,776
Administration fee (Note 2)                                              47,925
Compensation of Trustees not members of the
   Investment Adviser's organization (Note 2)                             4,387
Custodian fee (Note 1C)                                                  94,104
Legal and accounting services                                            43,831
Amortization of organization expenses (Note 1D)                           3,804
Miscellaneous                                                             8,791
--------------------------------------------------------------------------------
Total expenses                                                      $   346,618
--------------------------------------------------------------------------------
Deduct --
   Waiver of investment adviser fee (Note 2)                        $    36,117
   Reduction of custodian fee (Note 1C)                                  34,907
   Waiver of administration fee (Note 2)                                 17,039
--------------------------------------------------------------------------------
Total expense reductions                                            $    88,063
--------------------------------------------------------------------------------

Net expenses                                                        $   258,555
--------------------------------------------------------------------------------

Net investment income                                               $    15,335
--------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)                  $  (488,881)
   Foreign currency and forward foreign
      currency exchange contract transactions                          (104,132)
--------------------------------------------------------------------------------
Net realized loss on investment transactions                        $  (593,013)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                              $(1,123,223)
   Foreign currency and forward foreign
      currency exchange contract transactions                           (59,177)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   of investments                                                   $(1,182,400)
--------------------------------------------------------------------------------

Net realized and unrealized loss on investments                     $(1,775,413)
--------------------------------------------------------------------------------

Net decrease in net assets from operations                          $(1,760,078)
--------------------------------------------------------------------------------


                       See notes to financial statements

Emerging Markets Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets (Expressed in United States Dollars)


Increase (Decrease)                      Year Ended          Year Ended
in Net Assets                            December 31, 1997   December 31, 1996
--------------------------------------------------------------------------------
From operations --
   Net investment income                      $     15,335        $     11,410
   Net realized gain (loss) on
      investment transactions                     (593,013)            139,702
   Net change in unrealized
      appreciation (depreciation)
      of investments                            (1,182,400)          1,561,355
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                            $ (1,760,078)       $  1,712,467
--------------------------------------------------------------------------------
Capital transactions --
   Contributions                              $ 26,595,739        $ 11,229,400
   Withdrawals                                 (16,940,583)         (5,870,609)
--------------------------------------------------------------------------------
Net increase in net assets from
   capital transactions                       $  9,655,156        $  5,358,791
--------------------------------------------------------------------------------

Net increase in net assets                    $  7,895,078        $  7,071,258
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                          $ 10,658,527        $  3,587,269
--------------------------------------------------------------------------------
At end of year                                $ 18,553,605        $ 10,658,527
--------------------------------------------------------------------------------


                       See notes to financial statements

Emerging Markets Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT`D

Supplementary Data (Expressed in United States Dollars)


                                                                                    Year Ended December 31,
                                                                     -------------------------------------------------
                                                                           1997        1996        1995       1994*
----------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets++
----------------------------------------------------------------------------------------------------------------------
Net expenses /(1)/                                                         1.53%       1.54%       2.58%       0.00%
Net expenses after custodian fee reduction                                 1.35%       1.32%       2.58%         --
Net investment income (loss)                                               0.08%       0.14%      (1.00)%      0.00%
Portfolio Turnover                                                          160%        125%         98%          0%
-----------------------------------------------------------------------------------------------------------------------
Average commission rate (per share) /(2)/                               $0.0007     $0.0029      $   --      $   --
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                               $18,554     $10,659      $3,587      $1,195
-----------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Portfolio reflect an allocation of expenses to the Administrator and a waiver of investment adviser fees. Had such actions not been taken, the ratios would have been as follows:

Expenses /(1)/                                                             1.81%       2.24%       5.24%       2.21%+
Expenses after custodian fee reduction                                     1.63%       2.02%       5.24%         --
Net investment loss                                                       (0.20)%     (0.56)%     (3.66)%     (2.21)%+
-----------------------------------------------------------------------------------------------------------------------

+     Annualized.

* For the period from the start of business, November 30, 1994, to December 31, 1994.

/(1)/ The expense ratios for the years ended December 31, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended December 31, 1994 have not been adjusted to reflect this change.

/(2)/ Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions were charged.

                       See notes to financial statements

Emerging Markets Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Emerging Markets Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sales prices are not available are valued at the mean between the latest bid and asked prices. Short term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Federal Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue
  Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.


  C Expense Reduction -- Investors Bank & Trust Company serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

  D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

  E Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either cash or securities in an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

  F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuation in foreign currency exchange rates are not separately disclosed.

Emerging Markets Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D
(Expressed in United States Dollars)


  G Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risk may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

  H Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

  I Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee is earned by Lloyd George Management (Bermuda) Limited (the Adviser) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1997, the adviser fee was 0.75% of average net assets. To enhance the net income of the Portfolio the Adviser made a waiver of $36,117 of investment adviser fees. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administrating the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1997, the administration fee was 0.25% of average net assets. To enhance the net income of the Portfolio, the administrator waived fees in the amount of $17,039. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations.


3 Investment Transactions
  ------------------------------------------------------------------------------
  Purchases and sales of investments, other than short-term obligations, aggregated $34,351,810 and $26,970,319, respectively.


4 Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 1997, as computed on a federal income tax basis, are as follows:


  Aggregate cost                                                    $15,243,449
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                     $ 1,986,952
  Gross unrealized depreciation                                      (1,273,926)
  ------------------------------------------------------------------------------

  Net unrealized appreciation                                       $   713,026
  ------------------------------------------------------------------------------


5 Line of Credit
  ------------------------------------------------------------------------------
  The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a committed $100 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 1997.

Emerging Markets Portfolio  as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D
(Expressed in United States Dollars)


6 Risks Associated with Foreign Investments
  ------------------------------------------------------------------------------
  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investment in foreign securities also involves the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

7 Financial Instruments
  ------------------------------------------------------------------------------
  The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 1997, there were no outstanding obligations under these financial instruments.

Emerging Markets Portfolio as of December 31, 1997

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders
of Emerging Markets Portfolio:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Portfolio (the Portfolio) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the supplementary data for each of the three years then ended and for the period from the start of business November 30, 1994, to December 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Emerging Markets Portfolio at December 31, 1997, and the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods in conformity with generally accepted accounting principles.


                         DELOITTE & TOUCHE LLP
                         Boston, Massachusetts
                         February 6, 1998

EV Marathon Emerging Markets Fund as of December 31, 1997

INVESTMENT MANAGEMENT



EV Marathon Emerging Markets Fund


Officers
James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary



Trustees
M. Dozier Gardner
Vice Chairman, Eaton
Vance Management

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director of, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant



Emerging Markets Portfolio


Officers
Hon. Robert Lloyd George
President, Trustee

James B. Hawkes
Vice President, Trustee

Scobie Dickinson Ward
Vice President, Assistant
Secretary and
Assistant Treasurer

William Walter Raleigh Kerr
Vice President,
Assistant Treasurer

James L. O'Connor
Vice President, Treasurer

Alan R. Dynner
Secretary



Trustees
Hon. Edward K. Y. Chen
Professor and Director, Center for
Asian Studies, University of Hong Kong

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

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

                       This Page Intentionally Left Blank

Investment Adviser of
Emerging Markets Portfolio
Lloyd George Management
(Bermuda) Limited
3808 One Exchange Square
Central, Hong Kong

Sponsor and Manager of
EV Marathon Emerging Markets Fund
and Administrator of Emerging Markets Portfolio
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon, 16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110




EV Marathon
Emerging Markets Fund
24 Federal Street
Boston, MA 02110




--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

                                                                    M-EMSRC-2/98